UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	May 12, 2010
Service Corporation International
(Exact name of registrant as specified in its charter)
Texas	1-6402-1	74-1488375
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1929 Allen Parkway Houston, Texas		77019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (713) 522-5141

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 12, 2010, Service Corporation International (“SCI”) held an annual meeting of shareholders and the shareholders elected three directors.  The shares voting on the director nominees were cast as follows:

		VOTES
	VOTES	AGAINST/		BROKER
Nominee	FOR	WITHHELD	ABSTENTIONS	NON-VOTES
Alan R. Buckwalter	161,436,310	45,305,050	0	24,832,748
Victor L. Lund	161,355,503	45,385,857	0	24,832,748
John W. Mecom, Jr.	159,218,040	47,523,320	0	24,832,748

In addition, the shareholders approved the selection of PricewaterhouseCoopers LLP as SCI’s independent registered public accounting firm for 2010.  The shares voting were cast as follows:

	VOTES
VOTES	AGAINST/		BROKER
FOR	WITHHELD	ABSTENTIONS	NON-VOTES
223,029,392	2,858,125	5,686,591	0

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 13, 2010	Service Corporation International

	By:	/s/ Gregory T. Sangalis
Gregory T. Sangalis
Senior Vice President General Counsel and Secretary